UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8‑K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2019
CLEARWAY ENERGY, INC. (Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001‑36002 (Commission File Number)	46-1777204 (IRS Employer Identification No.)
300 Carnegie Center, Suite 300, Princeton, New Jersey 08540 (Address of principal executive offices, including zip code)
(609) 608‑1525 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
[ ] Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
[ ] Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CWEN.A	New York Stock Exchange
Class C Common Stock, par value $0.01	CWEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01.    Other Events.
On June 5, 2019, a fire occurred in San Luis Obispo County, California at the California Valley Solar Ranch project (“CVSR”) which is owned by an indirect subsidiary of Clearway Energy, Inc. (the “Company”). The root cause of the fire, which affected approximately 1,200 acres, appears to be related to an avian incident. While there has yet to be any observed damage to solar arrays, damage occurred to the associated infrastructure, resulting in the need to replace distribution poles and cabling. Currently, 40 of the 250 megawatts at CVSR are in operation, and the Company expects that CVSR will return to full operations by July 1, 2019. The Company is reviewing available insurance coverage and, subject to the current expected timeline for full operations, estimates the cash impact of the event to be between $8 million and $9 million in 2019, after estimated insurance recovery.
Cautionary Statement Concerning Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are subject to certain risks, uncertainties and assumptions and typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “plan,” “believe” and similar terms. Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially.  Factors that could cause the Company’s actual results to differ materially from those contemplated in this Form 8-K can be found in the risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and other filings by the Company with the Securities and Exchange Commission.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy, Inc.
(Registrant)

	By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
General Counsel and Corporate Secretary

Dated: June 19, 2019

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